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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 18, 2005


                             BTU INTERNATIONAL, INC.
             (Exact name of registrant as specified in its chapter)


         DELAWARE                       0-17297                   04-2781248
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)

23 ESQUIRE ROAD, N. BILLERICA, MASSACHUSETTS                            01862
  (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (978) 667-4111

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 220.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

RESTRICTED STOCK GRANTS

On March 3, 2005, BTU International, Inc. filed a Form 8-K which contained incorrect numbers with respect to restricted shares given to two named executive officers. The named executive officers received the following amounts listed below:

Thomas P. Kealy                     3,500 shares
James M. Griffin                    3,000 shares
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BTU INTERNATIONAL, INC.
                                               (Registrant)

Date : March 14, 2005                   By: /s/ THOMAS P. KEALY
                                            -------------------
                                            Name:  Thomas P. Kealy
                                            Title: Vice President, Corporate
                                            Controller and Chief Accounting
                                            Officer